SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [] Check the appropriate box:
[   ]  Preliminary Proxy Statement
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                      Abigail Adams National Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)

                 Alan Schick, Luse Gorman Pomerenk & Schick, PC
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party: 4) Date Filed:

April 21, 2003



Dear Stockholder:


     You are cordially invited to attend the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036 at 3:00 p.m., (local time) on May 20, 2003.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.

     The Annual Meeting is being held so that stockholders will be given an opportunity to elect the Board of Directors of the Company and ratify the Board's selection of McGladrey & Pullen, LLP as the Company's auditors for the 2003 fiscal year.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting is in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of McGladrey & Pullen, LLP as the Company's auditors.

     On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,


/s/ Jeanne D. Hubbard
-------------------------
Jeanne D. Hubbard
Chairwoman of the Board
President and Chief Executive Officer

                      Abigail Adams National Bancorp, Inc.
                    1130 Connecticut Avenue, N.W., Suite 200
                             Washington, D.C. 20036
                                 (202) 772-3600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On May 20, 2003

     Notice is hereby given that the Annual Meeting of Abigail Adams National Bancorp, Inc. (the "Company") will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. on May 20, 2003 at 3:00 p.m., local time.


     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

1.   The election of Directors to the Board of Directors of the Company;

2. The ratification of McGladrey & Pullen, LLP as auditors for the year ending December 31, 2003; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposal at the Annual Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 1, 2003 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                            By Order of the Board of Directors


                                            /s/ Lorel D. Scott
                                            -----------------------------------
                                            Secretary



Washington, D.C.
April 21, 2003

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       of
                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                    1130 Connecticut Avenue, N. W., Suite 200
                             Washington, D.C. 20036
                                 (202) 772-3600


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 20, 2003
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. on May 20, 2003 at 3:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 21, 2003.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, by delivering a later dated proxy or by voting in person at the Meeting. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on April 1, 2003 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 3,007,811 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Directors are elected by a purity of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for nominees is withheld. The affirmative vote of holders of a majority of the votes present at the Meeting in person or by proxy is required for the ratification of McGladrey & Pullen, LLP as the Company's auditors.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date. Amount of Shares Owned and Nature Percent of Shares Name and Address of of Beneficial of Common Stock Beneficial Owner Ownership Outstanding

     Shirley A. Reynolds                542,256(1)(2)                  17.9%
     333 West 11th Avenue
     Huntington, WV 25701

     Deborah P. Wright                   97,375(1)(3)                   3.2%
     P.O. Box 716
     Ashland, KY 41105

     Thomas W. Wright                    14,875(1)(3)                   *
     P.O. Box 716
     Ashland, KY  41105

     Kathleen Walsh Carr                 12,528(5)(8)                   *

     A. George Cook                       4,325(9)                      *

     Jeanne D. Hubbard                   17,055(1)(6)(7)(8)             *

     Marshall T. Reynolds               338,108(1)(2)                  11.2%

     Karen E. Troutman                    3,025(8)                      *

     Patricia G. Shannon                  1,306(9)                      *

     Robert L. Shell, Jr.               138,765(1)(4)                   4.9%

     Marianne Steiner                     1,719(9)                      *

     Douglas V. Reynolds                 51,562(2)                      *

     Joseph L. Williams                   1,409                         *

     Bonita A. Wilson                        --                        --

     All directors and executive officers
     as a group (13) persons            583,613                       19.3%
----------------------
*Less than 1%
(1)  Based upon Amendment No. 4 to Schedule 13D dated March 11, 1998, Marshall
     T. Reynolds, Shirley A. Reynolds, Robert L. Shell, Jr., Robert H. Breymer, Thomas W. Wright, Deborah P. Wright and Jeanne D. Hubbard
(2) Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 336,006 shares owned jointly. An additional 51,562 shares are held by their son, Douglas V. Reynolds.
(3) Thomas W. Wright and Deborah P. Wright share voting and dispositive power with respect to 14,875 shares owned jointly.
(4) Robert L. Shell, Jr. shares voting and dispositive power with respect to 34,375 shares owned jointly with his wife.
(5) Reflects options to purchase 1,719 shares of common stock under the 1996 Employee Incentive Stock Option Plan.
(6) Reflects options to purchase 397 shares of common stock granted to Ms. Hubbard under the Directors Stock Option Plan.
(7) Reflects options to purchase 1,361 shares of common stock granted to Ms. Hubbard under the 1996 Directors Stock Option Plan.
(8) Reflects vested options to purchase 4,813 shares of common stock granted to Ms. Hubbard and Ms. Carr and 2,750 granted to Ms. Troutman, under the 2000 Stock Option Plan.
(9) Reflects vested opitons to purchase 687 shares of common stock granted to Directors under the 2000 Stock Option Plan.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of nine members. The Company's bylaws provide that all Directors are elected annually.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                Name                          Age                    Positions Held                Since
     --------------------------         -------------         --------------------------        -----------

                                    NOMINEES

     Kathleen Walsh Carr                      56          President & Chief Executive Officer      1998
     The Adams National Bank
     A. George Cook                           69                       Director                    1998
     Jeanne D. Hubbard                        54                 Chairwoman, President             1995
                                                               & Chief Executive Officer
                                                                Abigail Adams National
                                                                    Bancorp, Inc.
     Marshall T. Reynolds                     66                       Director                    1995
     Patricia G. Shannon                      60             Director, The Adams National Bank     1998
     Robert L. Shell, Jr.                     59                       Director                    1995
     Marianne Steiner                         48                       Director                    1998
     Joseph L. Williams                       58                       Director                    1998
     Bonita A. Wilson                         62                       Director                    1998
     Douglas V. Reynolds                      27                       Director                    2002


     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

     Kathleen Walsh Carr has been the President, Chief Executive Officer, Director of The Adams National Bank and Director of the Company since 1998. Previously she served as Senior Vice President and Chief Lending Officer of the Bank from 1997. Ms. Carr has over 30 years of commercial banking experience with most of her professional career spent in the areas of commercial lending. Prior to joining The Adams National Bank in 1997, Ms. Carr was Senior Vice President of NationsBank. Ms. Carr is a Member of the Board of Directors of Royco, Inc. and the Chevy Chase Land Company. She is also a member of the Board of Washington Trustees of the Federal City Council, the Financial Committee of the Episcopal Diocese of Washington, D.C., the Board of Managers and the Board of Governors for the Washington Home and Hospice, the Advisory Board of So Others Might Eat, Inc., and the Deputy Co-chair of The City Museum Capital Campaign.

     A. George Cook is the Principal of George Cook & Co., Senior Fellow of the School of Public Policy at George Mason University, and Chairman Emeritus and retired Chief Executive Officer of Colonial Parking, Inc. Mr. Cook is a member and former Chair of the National Policy Council of the Urban Land Institute, Director and past Executive Committee member of the Greater Washington Research Council and member and past Chairman of the Board of the National Parking Association. He is a past Board Member of the Girl Scouts of the USA, former member of the City Council of the City of Alexandria and a former Chairman of the Commission of Local Government for the Commonwealth of Virginia, former member of the Board of Visitors of George Mason University and a former Vice Chairman of the Virginia State Electoral Board.

     Jeanne Delaney Hubbard has been a Director of the Company and the Bank since 1995, Chairwoman, President and Chief Executive Officer of the Company since 1998 and Chairwoman of the Bank since 1998. Ms. Hubbard is the Director of Risk Management for Premier Financial Bancorp, Inc., Georgetown, Kentucky. She is a Director of Summit State Bank, Ronhert Park, California and First Sentry Bank, Huntington, West Virginia. She has held executive officer positions at First Sentry Bank, First Guaranty Bank, Hammond, Louisiana and First Bank of Ceredo, West Virginia. She is a graduate of Purdue University and holds a Masters Degree from Marshall University.

     Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. Mr. Reynolds became Chairman of the Board of Premier Financial Bancorp in 1996. In addition, Mr. Reynolds is Chairman of the Board of First Guaranty Bank and a director of Summit State Bank. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). Mr. Reynolds has served as Chairman of The United Way of the River Cities, Inc. and Boys and Girls Club of Huntington.

     Douglas V. Reynolds is an attorney for the public Defenders Office of Cabell County. Mr. Reynolds is the President of the Transylvania Corporation and is a Director of C.J. Hughes Construction Company, The Harrah and Reynolds Corporation, and Portec Rail Products. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University.

     Patricia G. Shannon is the President and CEO of the Boys and Girls Club of Greater Washington. Previously, Ms. Shannon was with NationsBank for fourteen years, where she most recently served in the capacity of Senior Vice President. She also has served as Director of Field Services for United Planning Organization. Ms. Shannon has served on the boards of the D.C. Chamber of Commerce, the Greater Washington Urban League, the Howard Unveristy Hospital, the Girl Scouts of the National Capital, and the Rotary Club of Washington, D.C. Ms. Shannon is a graduate of Howard University and holds a Masters of Business and Public Administration from Southeastern University.

     Robert L. Shell, Jr. is the Chairman and Chief Executive Officer of Guyan International, a privately held holding company for manufacturing and service companies, a position he has held since 1985. Mr. Shell is a Director of First Guaranty Bank, Hammond, Louisiana; of First State Financial Corporation, Inc.; and of First Sentry Bank, Huntington, West Virginia. Mr. Shell is a Board Member of the Huntington Boys and Girls Club, and the governing Board of Marshall
University, since 2002. He previously served on the Boards of the Cabell Huntington Hospital Foundation and the West Virginia Foundation for Independent Colleges and as the Chairman of the Marshall Artists Series of Marshall University.

     Marianne Steiner is the Principal of Larkspur Marketing, which she founded in 1991 after serving MCI Communications Corporation as Director of Marketing. Ms. Steiner holds a joint M.E. and M.S. degree from the Harvard Business School and Graduate School of Arts and Sciences in Information Sciences and Applied Mathematics, and a Bachelor of Science degree in Computer Science from the University of Miami. Ms. Steiner serves as a Trustee and Member of the Governing Board of Beauvoir School.

     Joseph L. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams is a Director of Unlimited Future, Inc. (a small business incubator), and the West Virginia Capital Corporation. Mr. Williams is a former Member of the National Advisory Council of the United States Small Business Administration and West Virginia's Workforce Investment Board. Mr. Williams is a former Mayor and City Councilman of the City of Huntington. Mr. Williams is a graduate of Marshall University with a degree in finance and a member of its College of Business Advisory Board and its Institutional Board of Governors.

     Bonita A. Wilson owns and operates her own retail business and is a consultant to other businesses. Ms. Wilson was a Retail Management Executive for over 25 years with Garfinckels, Bloomingdales and the Hecht Company. Ms. Wilson has served as a Director of Dart Group Corporation, Trak Auto Corporation, Shoppers Food Warehouse Corp. and Crown Books Corporation from 1991 through 1997. Ms. Wilson attended the State University of New York at New Paltz. Ms. Wilson also served on the Advisory Board of Wedgewood Capital Management.

     Karen E. Troutman has been Senior Vice President and Chief Financial Officer of the Company and the Bank since 1998. Mrs. Troutman has 30 years of experience in the financial services industry in the areas of financial management and accounting. Mrs. Troutman's prior work experience included over twenty years at Household International in the capacity of Division Controller for Household Bank and at the corporate headquarters in the Treasury Department serving in various management positions. Mrs. Troutman holds a Masters Degree from the John Hopkins University.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2002, the Board of Directors of the Company held four regular Company meetings and eleven Bank meetings. During the year ended December 31, 2002, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served. During 2002, each director of the Company received $250 for each meeting of the Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director.

     The Personnel Committee of the Company meets periodically to review the performance of officers and employees and determine compensation programs and adjustments, as well as nominations to the Board of Directors. It is currently comprised of Directors Reynolds, Shell, and Williams. The Personnel Committee met two times during the year ended December 31, 2002.

     The Audit Committee currently consists of Directors Wilson and Williams of the Company and Shannon of the Bank. This committee meets on a quarterly basis with the independent external and internal auditors and the Company's compliance officer to review audit programs and the results of audits of specific areas. as well as other regulatory compliance issues. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met five times during the year ended December 31, 2002.

Audit Committee Report

     In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

     As part of its ongoing activities, the Audit Committee has:

o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002;

o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

                      This report has been provided by the
                                Audit/Committee:

            Directors Wilson and Williams for the Company and Shannon
                                 for the Bank.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The following table sets forth the cash compensation paid for services during the year ended December 31, 2002 to each of the Company's and Bank's Chief Executive Officer. Other than Ms. Carr and Mrs. Troutman, no person made in excess of $100,000 during the year ended December 31, 2002.


                          SUMMARY COMPENSATION TABLE

                                                                                  Long Term
                                                                                 Compensation
                                                    Annual Compensation             Awards
                                                                                  Securities
                                                                                  Underlying        All Other
                                   Year           Salary         Bonus/Other      Options(#)      Compensation
                                  ------        ----------       -----------      ----------      -------------
Jeanne D. Hubbard                  2002          $ 49,792          $ 10,000           --            $     --
Chairwoman of the Board,           2001          $ 44,167          $ 10,000           --            $     --
President and Chief Executive      2000          $ 40,625          $     --       4,813(1)          $     --
Officer of the Company


Kathleen W. Carr                   2002          $182,292          $ 25,000           --            $     --
President and Chief Executive      2001          $176,667          $ 25,000           --            $     --
Officer of the Bank                2000          $156,250          $ 10,000       4,813(1)          $     --


Karen E. Troutman                  2002          $117,292          $ 20,000           --            $     --
Senior Vice President and          2001          $111,667          $ 15,000           --            $     --
Chief Financial Officer of         2000          $ 98,750          $ 10,000       2,750(1)          $     --
the Company and the Bank

------------------------------
(1) Represents options to purchase shares granted under the Stock Option Plan dated February 15, 2000.

     The following table sets forth certain information regarding individual exercises of stock options during 2002 by each of the named executives. There were no options granted to the named executive officers during 2002.


                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
======================================================================================================================
                                                                                              Value of Unexercised
                                                                       Number of Securities           In-
         Name              Shares Acquired                            Underlying Unexercised  The-Money Options at
                            Upon Exercise        Value Realized(1)      Options at Fiscal      Fiscal Year-End(2)
                                 (#)                    ($)                Year-End (#)               ($)
--------------------------------------------------------------------------------------------------------------------
                                                                           Exercisable/           Exercisable/
                                                                          Unexercisable          Unexercisable
--------------------------------------------------------------------------------------------------------------------

   Jeanne D. Hubbard             N/A                    N/A                6,571/6,571           67,455/67,455
--------------------------------------------------------------------------------------------------------------------
   Kathleen W. Carr              N/A                    N/A                6,532/6,532           63,916/63,916
--------------------------------------------------------------------------------------------------------------------
   Karen E. Troutman             N/A                    N/A                2,750/2,750           27,693/27,693
====================================================================================================================


(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of Common Stock received upon exercise computed using the price of the Common Stock as quoted on the Nasdaq Small Cap Market at the time of the exercise.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2002, at which date the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market was $15.80.

     Set forth below is certain information as of April 1, 2003 regarding equity compensation to directors and executive officers of the Company separated into two categories: those compensation plans approved by stockholders and those plans not approved by stockholders. Other than the employee stock ownership plan, the Company did not have any equity plans in place that were not approved by stockholders.


====================================================================================================================
               Plan                 Number of securities to be     Weighted average        Number of securities
                                      issued upon exercise of
                                      outstanding options and                            remaining available for
                                              rights                exercise price         issuance under plan
--------------------------------------------------------------------------------------------------------------------

Equity compensation plans approved             3,477                    $3.89                    154,688
by stockholders.................
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders........              20,625                    $5.73                      --
--------------------------------------------------------------------------------------------------------------------
      Total.....................              24,102                    $5.75                    154,688
====================================================================================================================

--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company approved the engagement of McGladrey & Pullen, LLP to be the Company's auditors for the 2003 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the Company's fiscal year ending
December 31, 2003. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting, and will have an opportunity to make a statement and answer questions.

     Audit Fees. During the past two years the aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP (the "Independent Auditor") for the audit of the Company's annual financial statements and for the review of the Company's Forms 10-QSB were $63,500 for 2002 and $59,500 for 2001.

     Audit-related fees. During the past two years the aggregate fees billed for professional services by the Independent Auditor that are reasonably related to the performance of the audit were $1,800 for 2002 and $1,800 for 2001

     Tax Fees. During the past two fiscal years the aggregate fees billed for professional services by the Independent Auditor for tax services were $3,500 for 2002 and $4,970 for 2001.

     All Other Fees. The aggregate fees billed for professional services rendered for the Company by the Independent Auditor for service other than those listed above were $935 for 2002; no such fees were paid in 2001.

     In order to ratify the selection of McGladrey & Pullen, LLP as the auditors for the 2002 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of McGladrey & Pullen, LLP as auditors for the 2002 fiscal year.

--------------------------------------------------------------------------------
                    TRANSACTIONS WITH CERTAIN RELATED PERSONS
--------------------------------------------------------------------------------

     The Bank intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction. During the year ended December 31, 2002, the Bank had no loans outstanding to directors or executive officers which were made on preferential terms.
                                       7

     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Bank's directors and officers are made in conformity with the Federal Reserve Act and the FDIC Regulation O.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036, no later than December 18, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Bylaws of the Company do not contain an advance notice provision for certain business to be brought before an annual meeting. The Board of Directors has determined that in order for a stockholder to properly bring business before the Annual Meeting, or to propose a nominee to the Board, a stockholder must provide written notice to the Secretary of the Company no later than 45 days before the mailing of the Proxy Statement, or by March 7, 2003. The notice must include the stockholder's name, address and number of shares owned. The notice must also describe the proposal, the reasons for bringing the proposal and any material interest of the stockholder in the proposal. In the case of nominations to the Board, certain information regarding the nominee must be provided. Assuming that the next annual meeting of stockholders is held on May 18, 2003 and the Proxy Statement is mailed on April 19, 2004, advance notice of business to be brought, or nominations must be brought no later than March 5, 2004.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036.


                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ Lorel D. Scott
                                           -----------------------------------
                                           Secretary

                                 REVOCABLE PROXY

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 20, 2003

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Annual Meeting of Stockholders ("Meeting") to be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036 at 3:00 p.m.(local time) on May 20, 2003. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                         VOTE
                                                           FOR         WITHHELD
                                                           ---         --------
1.   The election as directors of all nominees listed
     below (except as marked to the contrary below)        [  ]          [  ]

     Kathleen Walsh Carr
     George Cook
     Jeanne D. Hubbard
     Marshall T. Reynolds
     Patricia G. Shannon
     Robert L. Shell, Jr.
     Marianne Steiner
     Joseph L. Williams
     Bonita A. Wilson
     Douglas V. Reynolds

     INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.


     ------------------------------------

     ------------------------------------


                                                  FOR      AGAINST     ABSTAIN
                                                  ---      -------     -------

2.   Ratification of McGladrey & Pullen LLP       [  ]       [  ]        [  ]
     as independent auditors for the year
     ended December 31, 2003.

     The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE_NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 21, 2003.



Dated: _________________, 2003              [  ]  Check Box if You Plan
                                                   to Attend Meeting


-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------